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                                   EXHIBIT 21

                       LIST OF SUBSIDIARIES OF REGISTRANT
                              AT DECEMBER 31, 1998


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

NAME                                                              STATE OR JURISDICTION
                                                                  OF INCORPORATION

First American National Bank                                           U.S.A.

         Guaranty Title Company                                        Tennessee

                MCC Holdings, Inc.                                     Virginia

                         Meriwether Capital Corporation                Virginia

         First AmTenn Life Insurance Company                           Mississippi
                  (f/k/a G&W Life Insurance Company)

         First American Network, Inc.                                  Tennessee

         IFC Holdings, Inc.                                            Delaware
                  (f/k/a INVEST Financial Corporation)

                  INVEST Financial Corporation                         Delaware
                  Insurance Agency Inc. of Delaware

                           INVEST Financial Corporation                Alabama
                           Insurance Agency Inc. of Alabama

                           INVEST Financial Corporation                Connecticut
                           Insurance Agency Inc. of Connecticut

                           INVEST Financial Corporation                Georgia
                           Insurance Agency Inc. of Georgia

                           INVEST Financial Corporation                Illinois
                           Insurance Agency Inc. of Illinois

                           INVEST Financial Corporation                Maryland
                           Insurance Agency Inc. of Maryland

                           INVEST Financial Corporation                Massachusetts
                           Insurance Agency Inc. of Massachusetts

                           INVEST Financial Corporation                Mississippi
                           Insurance Agency PA of Mississippi
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

                           INVEST Financial Corporation                Montana
                           Insurance Agency Inc. of Montana

                           INVEST Financial Corporation                Nevada
                           Insurance Agency Inc. of Nevada

                           INVEST Financial Corporation                New Mexico
                           Insurance Agency Inc. of New Mexico

                           INVEST Financial Corporation                Ohio
                           Insurance Agency Inc. of Ohio

                           INVEST Financial Corporation                Oklahoma
                           Insurance Agency Inc. of Oklahoma*

                           INVEST Financial Corporation                South Carolina
                           Insurance Agency Inc. of South Carolina

                           INVEST Financial Corporation                Texas
                           Insurance Agency Inc. of Texas*

                           INVEST Financial Corporation                Wyoming
                           Insurance Agency Inc. of Wyoming

                  Investment Centers of America, Inc.                  North Dakota

                  Trust Center of America                              North Dakota

                  First Dakota, Inc.                                   North Dakota

                  Lewis & Clark Securities, Inc.                       North Dakota
                  (f/k/a Farwest Securities, Inc.)

                  First Dakota of Montana, Inc.                        Montana

                  First Dakota of Texas, Inc.*                         Texas

                  First Dakota of New Mexico, Inc.                     New Mexico

                  First Dakota of Wyoming, Inc.                        Wyoming

         Parksouth Corporation                                         Mississippi

         665 Florida Street Corporation                                Louisiana


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
         Commercial National Investment Services, Inc.                 Louisiana

         Deposit Guaranty Leasing Company                              Mississippi

         CSB Insurance Services, Inc.                                  Tennessee

         CSB Acceptance Corporation                                    Tennessee

         Community Finance Company                                     Tennessee

         Center Finance Co., Inc.                                      Tennessee

         Pioneer Securities, Inc.                                      Tennessee

First American Enterprises, Inc.                                       Tennessee

First American Federal Savings Bank                                    U.S.A.

         Charter Financial Services Corporation                        Virginia

CentralSouth Financial Services LLC                                    Mississippi

Peoples Bank                                                           Tennessee

         Highland Rim Title Company                                    Tennessee

Pioneer Bank, f.s.b.                                                   U.S.A.


NON-PROFIT CORPORATIONS

NAME                                                                   STATE OR JURISDICTION
                                                                       OF INCORPORATION
First American Community Development Corporation                       Tennessee

First American Foundation                                              Tennessee

Deposit Guaranty/First American Foundation                             Mississippi

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"*" indicates that corporation is held by nominee for the benefit of IFC
    Holdings, Inc.